UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

          450 Wireless Blvd., Hauppauge, NY 11788

         (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/11

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Annual Report

July 31, 2011

Investor Information: 1-877-238-2406

  This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective    investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the July 31, 2011 Annual Report

Investment Philosophy

Portfolio investments are focused in the large-capitalization part of the equity market, and are segregated into three primary strategies.  The core component, which represents the largest weighting, consists of higher-quality stocks possessing what we feel are solid long-term fundamentals—earnings growth, strong balance sheets, high return on capital and free cash flow metrics—coupled with attractive valuations and forward-looking prospects.  Positions labeled as growth opportunities are those we believe hold promise of growth in market share, earnings and cash flow, which, if realized, may result in strong price appreciation over time.  Lastly, the contrarian value segment is composed of equities that appear to be currently underappreciated by the market due to any number of shorter-term issues such as business setbacks or negative media coverage and, we believe, hold unrealized potential upside.

Performance Summary

For the one-year period ended July 31, 2011, the Generations Multi-Strategy Fund earned a positive total return of 16.38%.  The portfolio’s benchmark, the Standard and Poor’s 500 Index of large company U.S. stocks, gained 19.65% for the period.  Since the Fund’s inception on October 21, 2008, the Fund has returned an average annualized return of 13.21% compared to 14.01% for the S&P.

The first half of the fiscal year, from July 2010 through January 2011, was quite productive as the majority of the portfolio’s holdings outperformed in a backdrop of market returns well into the double-digits.  Higher oil demand and pricing served to buoy many of the portfolio’s energy stock holdings.  Along with signs of stronger economic growth in the U.S. and abroad in 2010, many economically sensitive stocks in the business services and technology area also performed well while returns in the more conservative sectors of consumer staples and healthcare lagged those of the broader market.

As the fiscal year progressed, however, the U.S. economy appeared to hit a “soft patch,” as Gross Domestic Product data was revised downward, as were estimates for future quarters.  Concerns over domestic growth as well as broader global issues like the European debt crisis served to keep a damper on consumer and investor sentiment.  Accordingly, the second half of the fiscal year proved to be much more challenging from a performance standpoint.  While higher quality portfolio holdings in the healthcare and staples areas rebounded relative to the S&P, information technology holdings suffered to a greater degree.

Disappointing results in the tech sector were largely focused on company-specific issues, partially in response to commentary from industry executives and subsequent analyst reports that resulted in tempered expectations about industry growth and market share gains/losses in an environment of quickly-evolving technologies and product cycles.  However, it is also interesting to note that overall valuations in the sector are currently a fraction of their long-term averages which, considering the historical and predicted rates of growth in this area, continue to look attractive to us.

Over the course of the full year, contributors to portfolio performance were those holdings largely classified as growth opportunities—those focused in the middle capitalization or smaller side of the large-cap market.  These holdings consisted of firms involved in specialty business service/software, healthcare waste disposal, commercial real estate property management and energy services, among other industrials.  A higher oil price environment in the midst of the “Arab Spring” and subsequent geopolitical uncertainty following certainly helped serve as a catalyst for stocks in the energy area overall, which aided portfolio returns.

Detracting from performance during the full year were holdings focused in the information technology area.  As mentioned previously, concerns over future demand cast a pall on share prices in a variety of otherwise fundamentally strong companies, including stocks in computer routing, smartphone manufacturing and semiconductor manufacturing.  Despite valuations that were far below average for this traditionally fast-growing portion of the market and fundamentals that remained strong, investor pessimism appeared to win out over the shorter term.

Outlook

Current portfolio holdings consist of a combination of longer-term themes as well as companies we believe have been unfairly punished by investors for a variety of reasons.  It is our view that several longer-duration themes, such as the growth in demand of basic consumer goods in emerging markets and an expanding need for global infrastructure construction spending provide potentially profitable opportunities for investors.  At the same time, names designated for long-term holding periods may (and likely will) be subject to normal market fluctuations in near-term periods as a result of normal—and unpredictable—attention on quarterly earnings reports and other news.  Our long-term views are typically unaffected by these occasional hiccups.  Our bellwether core positions, although they do not typically provide the same level of upside potential when markets rally, have traditionally done a good job of keeping overall portfolio volatility in check, as they have also limited downside risk when markets have pulled back.

We have invested in several value opportunities that have provided mixed results over the past year.  At times, negative media attention or extreme pessimism can unveil attractive entry points for patient investors in companies that are otherwise fundamentally sound and offer strong profitability and growth prospects.  However, investor sentiment can be fickle, and sometimes these situations can take longer to “normalize” than we think is reasonable. Over time, though, we have found that many of the portfolio’s most successful and profitable investments have been those purchased during periods of high pessimism and market unpopularity.

Relative to our S&P benchmark, we are currently overweighted in the consumer staples, healthcare and information technology sectors, as we have found more compelling valuations and growth prospects in these areas, particularly in an environment of moderately paced economic growth being experienced in the U.S.  Many of these companies are strong fundamentally, with large hoards of cash on their balance sheets, and offer the benefit of strong global growth.  We remain underweight in more cyclical sectors of the market, including consumer discretionary stocks, materials, industrials and financials, as it is our view that high expectations have largely been priced into many of these names.  However, those that we do own tend to be of the higher-quality variety with less cyclical business lines.  The portfolio currently owns no holdings in telecommunications services or utilities.  Our weighting to energy stocks is roughly equal to that of the overall market, but we own a larger concentration of oil services companies as opposed to traditional integrated firms.

Over the course of its history, much of the Fund’s performance has been generated from a focus on quality, as well as taking cautious but opportunistic positions in attractively-priced securities (whether they be in the U.S. large-cap arena or elsewhere, in smaller market capitalizations and overseas) as they have surfaced on our radar screen.  We believe these differentiating factors offer the chance for shareholders to earn attractive returns over a long-term, multi-year investment timeframe while avoiding unnecessary risk.

We appreciate your confidence and trust.

Sincerely,

Philip C. Diamond, CFA

Co-Portfolio Manager

Ryan M. Long, CFA

Co-Portfolio Manager

1699-NLD-8/9/2011

Generations Multi-Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT

 Annualized Total Returns as of July 31, 2011

	One Year	Since Inception*

Generations Multi-Strategy Fund	16.38%	13.21%
S&P 500	19.65%	14.01%

________________

* The Fund commenced operations on October 21, 2008

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 1.55%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-238-2406.

Portfolio Composition as of July 31, 2011 (Unaudited)
	% of		% of
	Net Assets		Net Assets
Common Stock	90.5
Consumer- Non Cyclical	27.4	Communications	4.9
Financial	13.7	Basic Materials	2.0
Energy	13.6	Exchange Traded Funds	9.0
Technology	12.0	Short-Term Investments	1.4
Industrial	9.1	Liabilities in Excess of
Consumer- Cyclical	7.8	Other Assets	(0.9)
		Total Net Assets	100.0

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS
July 31, 2011
	Shares	Market Value

COMMON STOCK - 90.46%
BANKS - 5.86%
State Street Corp.	50,000	$ 2,073,500
US Bancorp	88,000	2,293,280
		4,366,780
BEVERAGES - 3.35%
PepsiCo, Inc.	39,000	2,497,560

CHEMICALS - 2.01%
Ecolab, Inc.	30,000	1,500,000

COMMERCIAL SERVICES - 2.73%
Paychex, Inc.	72,000	2,032,560

COMPUTERS - 2.30%
Accenture PLC - Cl. A	29,000	1,715,060

COSMETICS/PERSONAL CARE - 7.04%
Colgate-Palmolive Co.	31,500	2,657,970
Procter & Gamble Co.	42,000	2,582,580
		5,240,550
DISTRIBUTION/WHOLESALE - 2.44%
Fastenal Co.	54,000	1,817,100

DIVERSIFIED FINANCIAL SERVICES - 1.98%
T. Rowe Price Group, Inc.	26,000	1,476,800

ELECTRONICS - 1.95%
Flextronics International Ltd. *	225,000	1,451,250

ENGINEERING & CONSTRUCTION - 5.07%
Fluor Corp.	30,500	1,937,665
Jacobs Engineering Group, Inc. *	47,000	1,839,580
		3,777,245
ENVIRONMENTAL CONTROL - 2.09%
Stericycle, Inc. *	19,000	1,560,280

FOOD - 2.55%
McCormick & Co.	39,000	1,897,350

HEALTHCARE-PRODUCTS - 6.11%
Johnson & Johnson	40,000	2,591,600
Stryker Corp.	36,000	1,956,240
		4,547,840
Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Market Value

INSURANCE - 3.09%
Aflac, Inc.	50,000	$ 2,303,000

MEDIA - 3.01%
Walt Disney Co.	58,000	2,239,960

OIL & GAS - 10.78%
Exxon Mobil Corp.	34,000	2,712,860
Helmerich & Payne, Inc.	26,000	1,795,300
Noble Corp.	42,000	1,548,540
Petroleo Brasileiro SA - ADR	58,000	1,970,260
		8,026,960
OIL & GAS SERVICES - 2.80%
Schlumberger Ltd.	23,000	2,078,510

PHARMACEUTICALS - 5.58%
Express Scripts, Inc. *	44,000	2,387,440
Teva Pharmaceutical Industries Ltd.	38,000	1,772,320
		4,159,760
REAL ESTATE INVESTMENT TRUSTS - 2.75%
Annaly Capital Management, Inc.	122,000	2,047,160

RETAIL - 5.38%
Wal-Mart Stores, Inc.	40,000	2,108,400
Yum! Brands, Inc.	36,000	1,901,520
		4,009,920
SEMICONDUCTORS - 5.09%
Applied Materials, Inc.	171,000	2,106,720
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	136,000	1,680,960
		3,787,680
SOFTWARE - 4.58%
Autodesk, Inc. *	38,000	1,307,200
Intuit, Inc. *	45,000	2,101,500
		3,408,700
TELECOMMUNICATIONS - 1.92%
Nokia OYJ	246,000	1,426,800

TOTAL COMMON STOCK		67,368,825
( Cost - $56,541,145)

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Market Value

EXCHANGE TRADED FUNDS - 9.04%
EQUITY FUND - 9.04%
iShares Nasdaq Biotechnology Index Fund	22,000	$ 2,285,800
iShares Russell 2000 Index Fund	10,000	796,500
SPDR S&P 500 ETF Trust	15,000	1,935,750
SPDR S&P MidCap 400 ETF Trust	10,000	1,711,100
TOTAL EXCHANGE TRADED FUNDS		6,729,150
( Cost - $6,347,629)

SHORT-TERM INVESTMENTS - 1.39%
MONEY MARKET FUND - 1.39%
STIT-Treasury Portfolio, 0.00% +	1,037,784	1,037,784
TOTAL SHORT-TERM INVESTMENTS
( Cost - $1,037,784)

TOTAL INVESTMENTS - 100.89%
( Cost - $63,926,558) (a)		75,135,759
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.89%)		(662,656)
NET ASSETS - 100.00%		$ 74,473,103

________
*Non-income producing security
+Money market fund; interest rate reflects seven-day effective yield on July 31, 2011
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes
(including call options written) is $64,032,480 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 11,660,774
	Unrealized depreciation:	(564,010)
	Net unrealized appreciation:	$ 11,096,764

SCHEDULE OF CALL OPTIONS WRITTEN - (0.01%)	Contracts**
Aflac, Inc.	15	$ 915
Expiration August 2011, Exercise Price $48.00
Autodesk, Inc.	20	240
Expiration August 2011, Exercise Price $40.00
Colgate Palmolive Co.	15	75
Expiration August 2011, Exercise Price $92.50
Colgate Palmolive Co.	15	195
Expiration August 2011, Exercise Price $95.00
Disney (Walt) Co.	20	320
Expiration August 2011, Exercise Price $42.00
Exxon Mobil Corp.	20	340
Expiration August 2011, Exercise Price $85.00
Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Contracts **	Market Value

SCHEDULE OF CALL OPTIONS WRITTEN (Continued) - (0.01%)
Fastenal Co.	20	$ 800
Expiration August 2011, Exercise Price $35.00
Fluor Corp.	15	675
Expiration August 2011, Exercise Price $70.00
Helmerich & Payne, Inc.	15	900
Expiration August 2011, Exercise Price $75.00
Intuit	20	880
Expiration August 2011, Exercise Price $50.00
iShares	10	200
Expiration August 2011, Exercise Price $111.00
Jacobs Engineering Group, Inc.	20	100
Expiration August 2011, Exercise Price $44.00
State Street Corp.	15	645
Expiration August 2011, Exercise Price $44.00
State Street Corp.	20	80
Expiration August 2011, Exercise Price $47.00
T. Rowe Price Group, Inc.	15	150
Expiration August 2011, Exercise Price $65.00
TOTAL CALL OPTIONS WRITTEN		$ 6,515
(Proceeds - $ 17,046)

** Each option contract allows the holder of the option to puchase 100 shares of the underlying stock.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

Assets:
Investments in Securities at Market Value (identified cost $63,926,558)	$ 75,135,759
Receivable for Fund Shares Sold	34,727
Dividends and Interest Receivable	86,309
Prepaid Expenses and Other Assets	16,564
Total Assets	75,273,359

Liabilities:
Payable for Securities Purchased	193,843
Call Options Written, at Value (Proceeds $17,046)	6,515
Payable for Fund Shares Redeemed	483,122
Accrued Advisory Fees	60,473
Payable to Other Affiliates	11,557
Accrued Distribution Fees	16,475
Other Accrued Expenses	28,271
Total Liabilities	800,256

Net Assets (Unlimited shares of no par value interest
authorized; 5,320,807 shares of beneficial interest outstanding)	$ 74,473,103

Net Asset Value, Offering and Redemption Price Per Share
($74,473,103 /5,320,807 shares of beneficial interest outstanding)	$ 14.00

Composition of Net Assets:
At July 31, 2011, Net Assets consisted of:
Paid-in-Capital	$ 58,611,511
Accumulated Net Investment Income	154,011
Accumulated Net Realized Gain On Investments	4,487,849
Net Unrealized Appreciation on:
Investments	11,209,201
Options Written	10,531
Net Assets	$ 74,473,103

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2011

Investment Income:
Dividend Income (net of $15,728 foreign taxes)	$ 1,176,545
Interest Income	515
Total Investment Income	1,177,060

Expenses:
Investment Advisory Fees	609,754
Distribution Fees	179,339
Administration Fees	56,337
Fund Accounting Fees	35,730
Printing Expense	12,117
Legal Fees	10,672
Registration & Filing Fees	30,293
Transfer Agent Fees	22,282
Chief Compliance Officer Fees	15,855
Audit Fees	17,046
Custody Fees	9,870
Trustees' Fees	5,565
Miscellaneous Expenses	3,566
Total Expenses	1,008,426
Less: Investment Advisory Fees Waived	(39,532)
Net Expenses	968,894

Net Investment Income	208,166

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	4,831,107
Options Written	(171)
Net Change in Unrealized Appreciation on:
Investments	4,781,819
Options Written	10,531
Net Realized and Unrealized Gain on Investments	9,623,286

Net Increase in Net Assets Resulting From Operations	$ 9,831,452

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	July 31, 2011	July 31, 2010

Operations:
Net Investment Income	$ 208,166	$ 106,752
Net Realized Gain on Investments and Options	4,830,936	2,925,308
Net Change in Unrealized Appreciation on Investments and Options	4,792,350	1,652,807
Net Increase in Net Assets
Resulting From Operations	9,831,452	4,684,867

Distributions to Shareholders From:
Net Investment Income ($0.01 and $0.05 per share, respectively)	(63,490)	(258,096)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (957,316 and 2,100,427	13,360,086	25,593,474
shares, respectively)
Distributions Reinvested (4,556 and 20,144 shares, respectively)	63,475	246,769
Cost of Shares Redeemed (642,247 and 1,036,360 shares, respectively)	(8,949,923)	(12,654,822)
Total From Shares of Beneficial Interest Transactions	4,473,638	13,185,421

Increase in Net Assets	14,241,600	17,612,192

Net Assets:
Beginning of Year	60,231,503	42,619,311
End of Year	$ 74,473,103	$ 60,231,503

Undistributed Net Investment Income at End of Year	$ 154,011	$ 16,516

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	For the year	For the year	Period
	ended	Ended	Ended
	July 31, 2011	July 31, 2010	July 31, 2009**

Net Asset Value, Beginning of Period	$ 12.04	$ 10.88	$ 10.00
Increase From Operations:
Net investment income (a)	0.04	0.02	0.07
Net gain from securities
(both realized and unrealized)	1.93	1.19	0.83
Total from operations	1.97	1.21	0.90

Less Distributions:
From net investment income	(0.01)	(0.05)	(0.02)
From net realized gains on investments	-	-	-
Total Distributions	(0.01)	(0.05)	(0.02)

Net Asset Value, End of Period	$14.00	$12.04	$10.88

Total Return (b)	16.38%	11.15%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 74,473	$ 60,232	$ 42,619
Ratio to average net assets:
Expenses, Gross (d)	1.41%	1.45%	1.44%	(c)
Expenses, Net of Reimbursement (d)	1.35%	1.25%	0.97%	(c)
Net investment income, Gross (d)(e)	0.23%	(0.01%)	0.53%	(c)
Net investment income, Net of Reimbursement (d)(e)	0.29%	0.19%	1.00%	(c)
Portfolio turnover rate	88%	32%	83%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and  capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.
(d) Does not include expenses of investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing and declaration of dividendsby the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$67,368,825	-	-	$ 67,368,825
Exchange Traded Funds	6,729,150	-	-	6,729,150
Short-Term Investments	1,037,784	-	-	1,037,784
Total	$75,135,759	-	-	$ 75,135,759
Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$6,240	$275	-	$6,515
Total	$6,240	$275	-	$6,515

 *Please refer to the Portfolio of Investments for industry classifications.

  There were no significant transfers between Level 1 and Level 2 during the current period presented.

  The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2011, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $10,531 and $171, respectively.  Such figures can be found on the Statement of Operations.  The Fund had a liability of $6,515 associated with open call options written as of July 31, 2011.  Such figure can be found on the Statement of Assets and Liabilities.

The derivative instruments outstanding as of July 31, 2011 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return for the open tax year (2009-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the year ended July 31, 2011, the Adviser earned advisory fees of $609,754.

Effective November 20, 2009, the Adviser entered into a sub-advisory agreement with FocusPoint (the “Sub-Adviser”), an affiliate of the Adviser.  The Sub-Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.  For providing such services, the Adviser pays the Sub-Adviser an annual fee equal to 0.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2011, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended July 31, 2011, the Adviser waived fees of $39,532. Cumulative expenses subject to recapture by the Adviser as of July 31, 2011 amounted to $266,320, and will expire on July 31 of the following years:

2012	2013	2014
$126,139	$100,649	$39,532

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  8 basis points or 0.08% per annum on the first $100 million in net assets

  6 basis points or 0.06% per annum on the next $150 million in net assets

  5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2011, the Fund incurred expenses of $15,855 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended July 31, 2011, GemCom received $6,687 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended July 31, 2011, the Fund incurred distribution fees of $179,339.

Trustees –  Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2011 amounted to $66,476,898 and $61,876,987, respectively.

Transactions in option contracts written during the year ended July 31, 2011 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	-	$ -
Options Written	560	35,077
Options Closed	(305)	(18,031)
Outstanding at End of Year	255	$ 17,046

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain on investments are primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to real estate investment trusts adjustments, resulted in reclassification for the Fund for the period ended July 31, 2011 was as follows: a decrease in accumulated net investment income of $7,181 and an increase in accumulated net realized gain on investments of $7,181.

At July 31, 2011 the Fund utilized $219,093 of capital loss carryforward.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

 The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of July 31, 2011 National Financial Services account, holding shares for the benefit of others in nominee name, held approximately 84% of the voting securities of the Generations Multi-Strategy Fund.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Generations Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Generations Multi-Strategy Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of , and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 21, 2008 (commencement of operations) through . These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of , by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Generations Multi-Strategy Fund as of ,  the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 21, 2008 (commencement of operations) through , in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2011

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

                                                                                                                                    Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	94	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

                                                                                                                                 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-238-2406.

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

 July 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Expenses Paid During the Period* (2/1/11 to 7/31/11)
Actual	$1,000.00	$ 983.15	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Generations Multi-Strategy Fund

In connection with a meeting held on May 18, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Three G Financial, LLC (“Three G” or the “Adviser”) and the Trust, on behalf of Generations Multi-Strategy Fund (“Generations” or the “Fund”).  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Three G’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed Three G’s financial statements and concluded that Three G is sufficiently well capitalized to meet its obligations to the Trust. The Trustees concluded that Three G had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Three G’s past performance, as well as other factors relating to its track record.   The Board concluded that Three G’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Adviser charges a 0.85% annual advisory fee based on the average net assets of Generations Multi-Strategy Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of Three G.  The Board, including the Independent Trustees, next considered the expense ratio for the Fund, and expense ratios of a peer group of funds. The Trustees concluded that the Fund’s advisory fees were acceptable in light of the quality of the services the Fund received from Three G, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by Three G in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Portfolios. The Trustees concluded that Three G’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Renewal of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement between FocusPoint Solutions Inc. (“FocusPoint”) and the Trust, on behalf of Generations Multi-Strategy Fund. In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Fund, a peer group of funds and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser, (d) investment management staffing, and (e) the financial condition of the Sub-Adviser.

In its consideration of the renewal of the Sub-Advisory Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of FocusPoint’s research capabilities, the quality of its compliance infrastructure and the experience of their portfolio management personnel.  The Trustees concluded that the Sub-Adviser had provided quality services to the Fund.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of FocusPoint’s past performance as Sub-adviser to its respective Fund, as well as other factors relating to its track record.  The Board concluded that the Sub-Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Fund would not compensate FocusPoint for sub-advisory services, but rather Three G would compensate the Sub-Adviser out of the advisory fees received from the Fund. The Board, including the Independent Trustees, next considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s sub-advisory fees were acceptable in light of the quality of the services the Fund received from the Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that the Sub-Adviser’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved the proposed Sub-Advisory Agreement.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $16,100

2010 - $14,300

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 – $2,900

2010 – $2,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,900

2010 - $2,700

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

       /s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        /s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/7/11

By (Signature and Title)

       /s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

10/7/11